AMENDED AND RESTATED



                                     BY-LAWS




                                       OF




                        SWISHER INTERNATIONAL GROUP INC.














                                December 17, 1996









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                                TABLE OF CONTENTS

ARTICLE I

         OFFICES..................................................................................................1
                  Section 1.  Registered Office...................................................................1
                  Section 2.  Other Offices.......................................................................1

ARTICLE II

         MEETINGS OF STOCKHOLDERS.................................................................................1
                  Section 1.  Place of Meetings...................................................................1
                  Section 2.  Annual Meetings.....................................................................1
                  Section 3.  Special Meetings....................................................................1
                  Section 4.  Quorum..............................................................................2
                  Section 5.  Voting..............................................................................2
                  Section 6.  List of Stockholders Entitled to Vote...............................................2
                  Section 7.  Consent of Stockholders in Lieu of Meeting..........................................3
                  Section 8.  Stock Ledger........................................................................3
                  Section 9.  Inspectors of Election..............................................................3

ARTICLE III

         DIRECTORS................................................................................................4
                  Section 1.  Number and Election of Directors....................................................4
                  Section 2.  Vacancies...........................................................................4
                  Section 3.  Duties and Powers...................................................................4
                  Section 4.  Meetings............................................................................5
                  Section 5.  Quorum..............................................................................5
                  Section 6.  Meetings by Means of Conference Telephone...........................................5
                  Section 7.  Action by Written Consent...........................................................6
                  Section 8.  Compensation........................................................................6
                  Section 9.  Interested Directors................................................................6

ARTICLE IV

         COMMITTEES...............................................................................................6
                  Section 1.  Constitution and Powers.............................................................6
                  Section 2.  Executive Committee.................................................................7
                  Section 3.  Compensation Committee..............................................................7
                  Section 4.  Audit Committee.....................................................................7
                  Section 5.  Pension Committee...................................................................7
                  Section 6.  Organization........................................................................7
                  Section 7.  Meetings............................................................................8
                  Section 8.  Quorum and Manner of Acting.........................................................8
                  Section 9.  General.............................................................................8



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ARTICLE V

         OFFICERS.................................................................................................8
                  Section 1.  General.............................................................................8
                  Section 2.  Election............................................................................8
                  Section 3.  Voting Securities Owned by the Corporation..........................................8
                  Section 4.  Chairman of the Board of Directors..................................................9
                  Section 5.  Chief Executive Officer.............................................................9
                  Section 6.  Chief Operating Officer.............................................................9
                  Section 7.  President..........................................................................10
                  Section 8.  Executive Vice Presidents..........................................................10
                  Section 9.  Chief Financial Officer............................................................10
                  Section 10.  Senior Vice Presidents............................................................11
                  Section 11.  Vice Presidents...................................................................11
                  Section 12.  Secretary.........................................................................11
                  Section 13.  Treasurer.........................................................................12
                  Section 14.  Assistant Secretaries.............................................................12
                  Section 15.  Assistant Treasurers..............................................................12
                  Section 16.  Other Officers....................................................................12

ARTICLE VI

         STOCK...................................................................................................13
                  Section 1.  Form of Certificates...............................................................13
                  Section 2.  Signatures.........................................................................13
                  Section 3.  Lost, Destroyed, Stolen or Mutilated Certificates..................................13
                  Section 4.  Transfers..........................................................................14
                  Section 5.  Limitations on Transfer............................................................14
                  Section 6.  Record Date........................................................................14
                  Section 7.  Beneficial Owners..................................................................14

ARTICLE VII

         NOTICES.................................................................................................15
                  Section 1.  Notices............................................................................15
                  Section 2.  Waivers of Notice..................................................................15

ARTICLE VIII

         GENERAL PROVISIONS......................................................................................15
                  Section 1.  Dividends..........................................................................15
                  Section 2.  Disbursements......................................................................15
                  Section 3.  Fiscal Year........................................................................16
                  Section 4.  Corporate Seal.....................................................................16


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ARTICLE IX

         INDEMNIFICATION.........................................................................................16
                  Section 1.  Power to Indemnify in Actions, Suits or Proceedings other Than
                  Those by or in the Right of the Corporation....................................................16
                  Section 2.  Power to Indemnify in Actions, Suits or Proceedings by or in the
                  Right of the Corporation.......................................................................16
                  Section 3.  Authorization of Indemnification...................................................17
                  Section 4.  Good Faith Defined.................................................................17
                  Section 5.  Indemnification by a Court.........................................................17
                  Section 6.  Expenses Payable in Advance........................................................18
                  Section 7.  Nonexclusivity of Indemnification and Advancement of Expenses
                   ..............................................................................................18
                  Section 8.  Insurance..........................................................................18
                  Section 9.  Certain Definitions................................................................18
                  Section 10.  Survival of Indemnification and Advancement of Expenses...........................19
                  Section 11.  Limitation on Indemnification.....................................................19
                  Section 12.  Indemnification of Employees and Agents...........................................19

ARTICLE X

         AMENDMENTS OF BY-LAWS...................................................................................19
                  Section 1.  Amendments of By-Laws..............................................................19
                  Section 2.  Entire Board of Directors..........................................................20


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                                     BY-LAWS
                            (as amended and restated)
                                       OF
                        SWISHER INTERNATIONAL GROUP INC.
                     (hereinafter called the "Corporation")

                                    ARTICLE I

                                     OFFICES

         Section 1. Registered Office. The registered office of the Corporation shall be located in the City of Dover, County of Kent, State of Delaware.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the board of directors of the Corporation (the "Board Of Directors") may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. All meetings of stockholders for the election of directors or for any other purpose shall be held either within or without the State of Delaware, at such time and place as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2. Annual Meetings. The annual meeting of stockholders (the "Annual Meeting of the Stockholders") shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect a Board of Directors by a majority of all the shares entitled to vote at the meeting, and transact such other business as may properly be brought before the meeting. Written notice of the Annual Meeting of Stockholders stating the place, date and hour of the meeting shall be given to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail.

         Section 3. Special Meetings. Unless otherwise prescribed by law or by the certificate of incorporation of the Corporation (as amended and/or restated from time to time, the "Certificate of Incorporation"), special Meetings of stockholders (the "Special Meetings of the Stockholders"), for any purpose or purposes, may be called by either (i) the Chief Executive Officer, (ii) the Chief Executive Officer or (iii) the Board of Directors. The holders of not less than a majority of all the shares entitled to vote at the meeting may also request that the Chairman of the Board call a Special Meeting of the Stockholders, provided, that such request



                                        1

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shall state the purpose or purposes of the proposed meeting. Written notice of a
Special Meeting of Stockholders stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. At a Special Meeting of the Stockholders, only such business as shall be specified in the notice of meeting (or any supplement thereto) shall be conducted.

         Section 4. Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority in total number of votes of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the officer of the Corporation presiding at the meeting of stockholders or the holders of a majority in number of votes of the capital stock entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a written notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

         Section 5. Voting. Unless otherwise required by law, the Certificate of Incorporation or these By-Laws, any question brought before any meeting of stockholders shall be decided by the affirmative vote of the holders of a majority of the total number of votes of the capital stock present, in person or represented by proxy, and entitled to vote thereat. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

         Section 6. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.


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         Section 7. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation as provided in this Section 7. In the event that the action which is consented to is such as would have required the filing of a certificate under the General Corporation
Law of the State of Delaware if such action had been voted on by stockholders at a meeting thereof, the certificate filed shall state, in lieu of any statement concerning any vote of stockholders, that written consent has been given in accordance with this Section 7.

         Section 8. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 6 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 9. Inspectors of Election. In advance of any meeting of stockholders, the Board of Directors by resolution may appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the officer of the Corporation presiding at the meeting of stockholders shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.


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                                   ARTICLE III

                                    DIRECTORS

         Section 1. Number and Election of Directors. The Board of Directors shall consist of not less than two (2) nor more than twenty (20) members, the exact number of which shall be fixed from time to time by the affirmative vote of directors constituting at least a majority of the entire board. For the purposes of the preceding sentence, "entire board" refers to the total number of directors which the Corporation would have if there were no vacancies. Except as provided in Section 2 of this Article III, directors shall be elected by a majority of all the shares entitled to vote at the Annual Meetings of Stockholders, and each director so elected shall hold office until the next Annual Meeting and until his successor is duly elected and qualified, or until his death, or until his earlier resignation or removal. Any director may resign at any time upon notice to the Corporation. Directors shall be at least eighteen
(18) years of age and need not be residents of the State of Delaware. Each Director must own at least 100 shares of the Common Stock of the Corporation. Any or all of the directors may be removed, with or without cause, at any time by a majority of the votes cast by the stockholders then entitled to vote generally in the election of directors, voting together as a single class, at a special meeting called for that purpose. Any director may be removed for cause by the action of the Directors at a special meeting called for that purpose. For the purposes of this Section 1 of Article III, "cause" shall mean the failure of a director to substantially perform such director's duties to the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) or the wilful engaging by a director in gross misconduct injurious to the Corporation.

         Section 2. Vacancies. Except as otherwise required by law, any vacancy in the Board of Directors for any reason and any newly created directorship resulting by reason of any increase in the number of directors may be filled only be the Board of Directors, by resolution adopted by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum (or by a sole remaining director); provided, however, that if not so filled, any such vacancy shall be filled by a majority of the voting power of the capital stock at the next annual meeting or at a special meeting called for that purpose. Any director so appointed shall hold office until the next meeting of stockholders at which directors of the class for which such director has been chosen are to be elected and until his or her successor is elected and qualified.

         Section 3. Duties and Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors selected as provided by law and the Certificate of Incorporation and these By-Laws. In furtherance, and not in limitation, of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to:

                  (1) adopt, amend, alter, change or repeal By-Laws of the Corporation; provided, however, that no By-Law hereafter adopted shall invalidate any prior act of the Corporation that would have been valid if such new By-Laws had not been adopted.


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                  (2) subject to the By-Laws as from time to time in effect, determine the rules and procedures for the conduct of the business of the Board of Directors and the management and direction by the Board of Directors of the business and affairs of the Corporation, including the power to designate and empower committees of the Board of Directors, to elect, or designate and empower officers and other agents of the Corporation, and to determine the time and place of, the notice requirements for, and the manner of conducting, Board meetings, as well as other notice requirements for, and the manner of taking, Board action.

                  In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, the Certificate of Incorporation and these By-Laws; provided, however, that no amendments to these By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such amendments had not been adopted.


         Section 4. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held at such time and at such place as may from time to time be determined by the Board of Directors and, unless required by resolution of the Board of Directors, without notice. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, or by a majority of directors then in office. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight hours before the date of the meeting; by telephone, telecopy, or telegram on twenty-four (24) hours notice; or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

         Section 5. Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these By-Laws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

         Section 6. Meetings by Means of Conference Telephone. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting


                                        5

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can hear each other, and participation in a meeting pursuant to this Section 6 shall constitute presence in person at such meeting.

         Section 7. Action by Written Consent. Unless otherwise provided by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         Section 8. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors or any committee thereof. Directors who do not receive compensation as officers or employees may be paid a fixed retainer fee and fees for attendance at each meeting of the Board of Directors or any committee thereof. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

         Section 9. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.


                                   ARTICLE IV

                                   COMMITTEES

         Section 1. Constitution and Powers. A majority of a quorum of the Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation, except as otherwise provided in these By-Laws. The Board of


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Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act in the place of any absent or disqualified member. Each committee, to the extent permitted by law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as provided in the resolution establishing such committee.

         Section 2. Executive Committee. The Board of Directors may designate an Executive Committee, to consist of not less than two members of the Board of Directors, which shall have and may exercise, to the extent permitted by law, all of the powers of the Board of Directors in the management of the business and affairs of the Corporation.

         Section 3. Compensation Committee. The Board of Directors may designate a Compensation Committee, to consist of not less than two members of the Board of Directors, which shall have the responsibility of reviewing the performance of the executive officers of the Company and recommending to the Board of Directors of the Company annual salary and bonus amounts for all officers of the Company. The Compensation Committee must consist of at least two Directors who are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

         Section 4. Audit Committee. The Board of Directors may designate an Audit Committee, to consist of not less than two members of the Board of Directors, which shall have the responsibility of reviewing and supervising the financial controls of the Corporation. The Audit Committee's responsibilities will include (i) making recommendations to the Board of Directors of the Corporation with respect to the Corporation's financial statements and the appointment of independent auditors, (ii) reviewing significant audit and accounting policies and practices of the Corporation, (iii) meeting with the Corporation's independent public accountants concerning, among other things, the scope of audits and reports and (iv) reviewing the performance of overall accounting and financial controls of the Corporation. The Audit Committee will consist of at least two Directors who are neither officers nor employees of the Corporation.

         Section 5. Pension Committee. The Board of Directors may designate a Pension Committee, to consist of not less than two members of the Board of Directors, which shall have the responsibility for overseeing the administration of the Corporation's benefit plans.

         Section 6. Organization. The Board of Directors or each such committee may choose its Chairman and Secretary, and shall keep and record all its acts and proceedings and report the same from time to time to the Board of Directors.


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


         Section 7. Meetings. Regular meetings of any such committee, of which no notice shall be necessary, shall be held at such times and in such places as shall be fixed by the committee or by the Board of Directors. Special meetings of any such committee shall be held at the request of any member of the committee.

         Section 8. Quorum and Manner of Acting. A majority of the members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of the committee.

         Section 9. General. The Board of Directors shall have the power at any time to change the members of, fill vacancies in, and discharge or disband any such committee, either with or without cause.


                                    ARTICLE V

                                    OFFICERS

         Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a Chief Operating Officer, a President, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director) and one or more Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

         Section 2. Election. The Board of Directors at its first meeting held after each Annual Meeting of Stockholders may elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

         Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by any officer of the Corporation and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such person may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

         Section 4. Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors may enter into and execute in the name of the Corporation deeds, mortgages, bonds, guarantees, contracts and other instruments (collectively, "Contracts"), including all Contracts requiring a seal, under the seal of the Corporation, except in cases where the making and execution thereof shall be expressly restricted or delegated by the Board of Directors or by a duly authorized committee of directors, or by these By-Laws to some other officer or agent of the Corporation, or shall be required by law otherwise to be made or executed by some other officer or agent of the Corporation. During the absence or disability of the Chief Executive Officer, the Chief Operating Officer and/or the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of such officers. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

         Section 5. Chief Executive Officer. The Chief Executive Officer shall be responsible to the Board of Directors and the Executive Committee for the formulation and presentation to the Board of Directors of the financial and business policies of the Corporation. The Chief Executive Officer shall, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and of the Board of Directors. The Chief Executive Officer may enter into and execute in the name of the Corporation any Contracts, including all Contracts requiring a seal, under the seal of the Corporation, except in cases where the making and execution thereof shall be expressly restricted or delegated by the Board of Directors or by a duly authorized committee of directors, or by these By-Laws to some other officer or agent of the Corporation, or shall be required by law otherwise to be made or executed by some other officer or agent of the Corporation. The Chief Executive Officer shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

         Section 6. Chief Operating Officer. The Chief Operating Officer shall be responsible to the Board of Directors, the Executive Committee for the formulation and implementation of the financial and business policies of the Corporation approved by the Board of Directors or the Executive Committee. The Chief Operating Officer shall, in the absence of the Chairman of the Board and the Chief Executive Officer, preside at all meetings of the stockholders and of the Board of Directors. The Chief Operating Officer may enter into and execute in the name of the Corporation any Contracts, including all Contracts requiring a seal, under the seal of the Corporation, except in cases where the making and execution thereof shall be expressly restricted or delegated by the Board of Directors or by a duly authorized committee of directors, or by these By-Laws to some other officer or agent of the Corporation, or shall be required by law otherwise to be made or executed by some other officer or agent of the Corporation. The Chief Operating Officer shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors or the Executive Committee.

         Section 7. President. The President shall, subject to the control of the Board of Directors, the Executive Committee, the Chairman of the Board of Directors, the Chief Executive Officer and the Chief Operating Officer shall have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors or the Executive Committee are carried into effect. The President may enter into and execute Contracts in the name of the Corporation, including all Contracts requiring a seal, under the seal of the Corporation, except in cases where the making and execution thereof shall be expressly restricted or delegated by the Board of Directors or by a duly authorized committee of directors, by the Chairman of the Board of Directors or by these By-Laws to some other officer or agent of the Corporation, or shall be required by law otherwise to be made or executed by some other officer or agent of the Corporation. In the absence or disability of the Chairman of the Board of Directors, Chief Executive Officer and the Chief Operating Officer, the President shall preside at all meetings of the stockholders and the Board of Directors. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

         Section 8. Executive Vice Presidents. The Executive Vice Presidents, subject to the control of the Board of Directors, the Executive Committee, the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Operating Officer and the President shall be responsible for the direction and management of the respective departments of the Corporation they shall be assigned. At the request of the President or in his absence or in the event of his inability or refusal to act the Executive Vice Presidents or the Executive Vice Presidents, if there is more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Executive Vice President may enter into and execute Contracts in the name of the Corporation, including all Contracts requiring a seal, under the seal of the Corporation, except in cases where the making and execution thereof shall be expressly restricted or otherwise delegated by these By-Laws or by the Board of Directors, a duly authorized committee of directors, the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Operating Officer, the President or any other officer to whom they report, or shall be required by law otherwise to be made or executed by some other officer or agent of the Corporation. Each Executive Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe.

         Section 9. Chief Financial Officer. The Chief Financial Officer shall, subject to the control of the Board of Directors, the Executive Committee, the Chairman of the Board of Directors, the Chief Executive Officer and the Chief Operating Officer, managing and directing the financial affairs of the Corporation, including, without limitation, the maintenance of adequate cash reserves of cash, short and long term credit facilities, monitoring compliance with financial covenants, formulation of financial plans and projections. The Chief Financial Officer may enter into and execute in the name of the

Corporation any Contracts, including all Contracts requiring a seal, under the seal of the Corporation, except in cases where the making and execution thereof shall be expressly restricted or delegated by the Board of Directors or by a duly authorized committee of directors, or by these By-Laws to some other officer or agent of the Corporation, or shall be required by law otherwise to be made or executed by some other officer or agent of the Corporation. The Chief Financial Officer shall also be responsible for (i) overseeing the preparation and maintenance of reasonable and adequate books of account and other accounting records of the assets, liabilities and transactions of the Corporation in accordance with generally accepted accounting principles and procedures, (ii) seeing that reasonable and adequate audits thereof are regularly made and that reasonable and adequate systems of financial control are maintained, (iii) overseeing the examination and certification of the financial accounts and reports of the Corporation, (iv) overseeing the preparation and filing of all income, franchise, sales and excise tax filings of the Corporation and its subsidiaries, (v) overseeing the preparation and filing of all filings required to be made by the Corporation pursuant to any federal, state or other securities laws and (vi) overseeing the preparation of such budgets and other financial reports as the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Operating Officer, the President or any other officer to whom the Chief Financial Officer reports may require. Chief Financial Officer shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe.

         Section 10. Senior Vice Presidents. The Senior Vice Presidents shall, subject to the control of the Executive Vice Presidents participate in the direction and management of the respective departments of the Corporation they shall be assigned. Each Senior Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. The Senior Vice Presidents shall report to the Executive Vice President for their assigned department.

         Section 11. Vice Presidents. The Vice Presidents shall, subject to the control of the Executive Vice Presidents and the Senior Vice Presidents direct the operation of the respective departments of the Corporation they shall be assigned. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. The Vice Presidents shall report to the Senior Vice President for their assigned department.

         Section 12. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

         Section 13. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

         Section 14. Assistant Secretaries. Except as may be otherwise provided in these By-Laws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         Section 15. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

         Section 16. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.


                                   ARTICLE VI

                                      STOCK

         Section 1. Form of Certificates. (a) Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Operating Officer, the President or an Executive Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

                  (b) If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise required by Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         Section 2. Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 3. Lost, Destroyed, Stolen or Mutilated Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation and its transfer agents with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate.

         Section 4. Transfers. Subject to the restrictions contained in Article FOURTH of the Certificate of Incorporation, Common Stock of the Corporation shall be transferable in the manner prescribed by law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

         Section 5. Limitations on Transfer. A written restriction on the transfer or registration of transfer of a security of the Corporation, if permitted by Section 202 of the Delaware General Corporation Law and noted conspicuously on the certificate representing the security or, in the case of uncertificated shares, contained in the notice sent pursuant to Section 151(f) of the Delaware General Corporation Law, may be enforced against the holder of the restricted security or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate representing the security or, in the case of uncertificated shares, contained in the notice sent pursuant to Section 151(f) of the Delaware General Corporation Law, a restriction, even though permitted by
Section 202 of the Delaware General Corporation Law, is ineffective except against a person with actual knowledge of the restriction. A restriction on the transfer or registration of transfer of securities of the Corporation may be imposed either by the Certificate of Incorporation or by these By-Laws or by an agreement among any number of security holders or among such holders and the Corporation. No restriction so imposed shall be binding with respect to securities issued prior to the adoption of the restriction unless the holders of the securities are parties to an agreement or voted in favor of the restriction.

         Section 6. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 7. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.


                                   ARTICLE VII

                                     NOTICES

         Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by courier service, facsimile transmission, telegram, telex or cable.

         Section 2. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present by person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.


                                  ARTICLE VIII

                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

         Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                   ARTICLE IX

                                 INDEMNIFICATION

         Section 1. Power to Indemnify in Actions, Suits or Proceedings other Than Those by or in the Right of the Corporation. Subject to Section 3 of this
Article IX, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         Section 2. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 3 of this Article IX, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         Section 3. Authorization of Indemnification. Any indemnification under this Article IX (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 or
Section 2, and in each case Section 11, of this Article IX, as the case may be. Such determination shall be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

         Section 4. Good Faith Defined. For purposes of any determination under
Section 3 of this Article IX, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other entity or enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 1 or 2, and in each case
Section 11, of this Article IX, as the case may be.

         Section 5. Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 3 of this Article IX, and notwithstanding the absence of any determination thereunder, any director or officer may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2, and in each case Section 11, of this Article IX. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because he has met the applicable standards of conduct set forth in Sections 1 or 2, and in each case
Section 11, of this Article IX, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article IX nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

         Section 6. Expenses Payable in Advance. Expenses (including attorneys' fees) incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article IX.

         Section 7. Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any By-Law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article IX shall be made to the fullest extent permitted by law. The provisions of this Article IX shall not be deemed to preclude the indemnification of any person who is not specified in Sections 1 or 2 of this Article IX but whom the Corporation has the power or obligation to indemnify under the provisions of the Delaware General Corporation Law or otherwise.

         Section 8. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article IX.

         Section 9. Certain Definitions. For purposes of this Article IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article IX, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

         Section 10. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 11. Limitation on Indemnification. Notwithstanding anything contained in this Article IX to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 hereof), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

         Section 12. Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this
Article IX to directors and officers of the Corporation.


                                    ARTICLE X

                              AMENDMENTS OF BY-LAWS

         Section 1. Amendments of By-Laws. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted, by the stockholders or by the Board of Directors; provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such meeting of stockholders or Board of Directors as the case may be. All such amendments must be approved by either the affirmative vote of the holders of not less than a majority of the voting power of all of the outstanding capital stock of the Corporation then entitled to vote thereon, voting as a single class, or by a majority of the entire Board of Directors then in office (notwithstanding the fact that approval by a lesser percentage may be permitted by the DGCL).

         Section 2. Entire Board of Directors. As used in this Article X and in these By-Laws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.